UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2026

PIMCO Asset-Based Lending Company LLC

(Exact name of registrant as specified in its charter)

Delaware	000-56764	33-4188434
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Newport Center Drive, Newport Beach, CA	92660
(Address of principal executive offices)	(Zip Code)

(949) 720-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Operating Agreement

On June 15, 2026, PIMCO Asset-Based Lending Company LLC (the “Company”) (including, as context requires, PIMCO Asset-Based Lending Company LLC - Series II (“Series II”)) entered into a Third Amended and Restated Operating Agreement (the “Third A&R Operating Agreement”) with Pacific Investment Management Company LLC, the Company’s operating manager (in such capacity, the “Operating Manager”), which amended and restated the Company’s Second Amended and Restated Operating Agreement, dated as of March 4, 2026. The amendment and restatement effects certain changes to reflect the liquidation, wind-up and dissolution of PIMCO Asset-Based Lending Company LLC - Series I (“Series I”) (collectively, the “Series I Dissolution”).

The foregoing summary description of the Third A&R Operating Agreement does not purport to be complete and is qualified in its entirety by reference to the Third A&R Operating Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Indemnification Agreement

On June 15, 2026, the Company updated its form of indemnification agreement (the “Form of Indemnification Agreement”) with each of its directors and executive officers. The Form of Indemnification Agreement modifies the Company’s previous form of indemnification agreement to reflect (i) the Series I Dissolution and (ii) certain other updates related to the change in the Company’s indemnification standard as part of the amendment and restatement of the Company’s Second Amended and Restated Limited Liability Company Agreement, dated March 4, 2026 (the “Second A&R LLCA”), as described in the Company’s Current Report on Form 8-K filed with the SEC on March 5, 2026.

The foregoing summary description of the Form of Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the Form of Indemnification Agreement, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

Certificate of Cancellation

On June 15, 2026, the Company filed with the Office of the Secretary of State of the State of Delaware a Certificate of Cancellation for Series I (the “Certificate of Cancellation”). The Certificate of Cancellation became effective as of the time of filing, cancelling Series I as a registered series of the Company.

The foregoing summary description of the Certificate of Cancellation does not purport to be complete and is qualified in its entirety by reference to the Certificate of Cancellation, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Limited Liability Company Agreement

On June 15, 2026, the Company executed its Third Amended and Restated Limited Liability Company Agreement (the “Third A&R LLCA”), which amended and restated the Second A&R LLCA. The amendment and restatement effects certain changes to reflect the Series I Dissolution and retirement of all 40 V Shares of Series I.

The foregoing summary description of the Third A&R LLCA does not purport to be complete and is qualified in its entirety by reference to the Third A&R LLCA, a copy of which is included as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.

Distribution Reinvestment Plan

On June 15, 2026, the Company amended and restated its Amended and Restated Distribution Reinvestment Plan (the “Second A&R DRIP”) to effect certain changes related to the Series I Dissolution.

The foregoing summary description of the Second A&R DRIP does not purport to be complete and is qualified in its entirety by reference to the Second A&R DRIP, a copy of which is included as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Share Repurchase Plan

On June 15, 2026, the Company amended and restated the existing Share Repurchase Plan (the “A&R Share Repurchase Plan”) to effect certain changes related to the Series I Dissolution.

The foregoing summary description of the A&R Share Repurchase Plan does not purport to be complete and is qualified in its entirety by reference to the A&R Share Repurchase Plan, a copy of which is included as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Subscription Agreements

On June 15, 2026, the Company updated its forms of subscription agreement for U.S. investors (the “U.S. Investor Subscription Agreement”) and non-U.S. investors (the “Non-U.S. Investor Subscription Agreement” and, together with the U.S. Investor Subscription Agreement, the “Subscription Agreements”) to effect certain administrative changes and changes related to the Series I Dissolution.

The foregoing summary description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by reference to the U.S. Investor Subscription Agreement and Non-U.S. Investor Subscription Agreement, as applicable, a copy of which is included as Exhibit 10.5 and Exhibit 10.6, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Special Note Regarding Forward-Looking Statements

Some of the statements in this Current Report on Form 8-K constitute forward-looking statements because they relate to future events or the Company’s future performance or financial condition.

In addition, words such as “anticipate,” “believe,” “expect,” “plan,” “seek” and “intend” and similar words or variations thereof may indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this Current Report on Form 8-K involve risks and uncertainties, including factors outside of the Company’s control. The Company’s actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Item 1A. Risk Factors” and elsewhere in the Company’s latest registration statement on Form 10 and in the other reports and documents filed by the Company with the SEC. Other factors that could cause actual results to differ materially include, but are not limited to, changes in the economy, risks associated with possible disruption in the Company’s operations or the economy generally due to terrorism, natural disasters, epidemics or other events having a broad impact on the economy, and future changes in laws or regulations and conditions in the Company’s operating areas.

Although the Company believes that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this Current Report on Form 8-K should not be regarded as a representation by the Company that its plans and objectives will be achieved. These forward-looking statements apply only as of the date of this Current Report on Form 8-K. Moreover, the Company assumes no duty and does not undertake to update the forward-looking statements, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Cancellation for Series I

3.2	Third Amended and Restated Limited Liability Company Agreement

10.1	Third Amended and Restated Operating Agreement

10.2	Form of Indemnification Agreement

10.3	Second Amended and Restated Distribution Reinvestment Plan

10.4	Amended and Restated Share Repurchase Plan

10.5	Form of Subscription Agreement for U.S. Investors

10.6	Form of Subscription Agreement for Non-U.S. Investors

104	Cover Page Interactive Data File, formatted in Inline XBRL

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIMCO ASSET-BASED LENDING COMPANY LLC

By:	/s/ Jason Mandinach
Name:	Jason Mandinach
Title:	Principal Executive Officer

Date: June 17, 2026